UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

Phoenix Motor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEVM	OTC Markets Group Inc.

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 23, 2025, Phoenix Motor Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The holders of 10,642,359 shares of Common Stock, or approximately 82.38% of the outstanding shares entitled to vote as of the record date for the Annual Meeting, were represented at the Annual Meeting in person or by proxy. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on December 1, 2025. The following is a brief description of each matter voted upon and the final voting results for each matter.

1. Election of Directors

Stockholders elected the Company’s five nominees for directors each to serve for a term of one year or until their respective successor is elected and qualified. The voting results were as follows:

	For	Withheld
Xiaofeng Denton Peng	7,459,569	1,312,537
HoongKhoeng Cheong	7,460,788	1,311,318
Julia Yu	7,460,466	1,311,640
Yongmei (May) Huang	7,460,533	1,311,573
James Young	7,461,024	1,311,082

2. Ratification of Auditors

Stockholders approved and ratified the appointment of Summit Group CPAs to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
9,418,136	1,221,179	3,044	N/A

3. Reverse Stock Split and Charter Amendment

Stockholders approved a proposal to authorize the Company’s Board of Directors, at its discretion, to approve (i) the reverse stock split of the Common Stock at a ratio of up to 1-for-10 shares, with such ratio to be determined by the Board of Directors, for the primary purpose of meeting the minimum bid price and other quantitative requirements for the Company’s listing on the Nasdaq Stock Market and (ii) the amendment of the Company’s certificate of incorporation to reflect the reverse stock split. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
8,581,930	2,060,138	287	0

4. Ratification of Bylaw Amendment to Reduce the Quorum Requirement for Shareholder Meetings

Stockholders ratified a proposal to amend the bylaws of the Company to reduce the quorum requirement for shareholder meetings to one-third (1/3) of the shares entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
7,424,659	1,342,387	5,060	1,870,253

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2025	PHOENIX MOTOR INC.

	By:	/s/ Xiaofeng Denton Peng
	Name:	Xiaofeng Denton Peng
	Title:	Chief Executive Officer and Chairman of the Board